                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 19, 2005

                           Wabash National Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                    1-10883               52-1375208
--------------------------------------------------------------------------------
     (State or other              (Commission            (IRS Employer
      jurisdiction                 File No.)          Identification No.)
    of incorporation)


             1000 Sagamore Parkway South, Lafayette, Indiana 47905
           ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)




               Registrant's telephone number, including area code:
                                 (765) 771-5310

                               ------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On January 19, 2005, Wabash National Corporation issued a press release announcing the appointment of Larry J. Magee to the Company's Board of Directors on January 19, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

         99.1  Wabash National Corporation press release dated January 19, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WABASH NATIONAL CORPORATION

Date:  January 19, 2005         By:  /s/ Robert J. Smith
                                     -------------------------
                                     Robert J. Smith
                                     Senior Vice President and Chief Financial
                                     Officer


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                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
  --------------   -----------------------------------------
  99.1             Wabash National Corporation Press Release
                   dated January 19, 2005


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